Exhibit 10.24

ROKU, Inc.
Stock Option Grant Notice
(2017 Equity Incentive Plan)

Roku, Inc. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth in this stock option grant notice (this “Stock Option Grant Notice”), in the Option Agreement, , including any special terms and conditions for Optionholder’s country set forth in the appendix attached to the Option Agreement as Exhibit A (the “Appendix” and, together with the Option Agreement, the "Agreement"), the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Agreement.  If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Optionholder:	«Optionee»
Date of Grant:	«GrantDate»
Vesting Commencement Date:	«VestingCommenceDate»
Number of Shares Subject to Option:	«NoofShares»
Exercise Price (Per Share):	«ExercisePrice»
Total Exercise Price:	«TotalExercisePrice»
Expiration Date:	«ExpirDate»

Type of Grant:☐  Incentive Stock Option1 ☐  Nonstatutory Stock Option

Exercise Schedule:☐  Same as Vesting Schedule  ☐ Early Exercise Permitted

Vesting Schedule:	[_____________]

Payment: By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft, wire transfer or money order payable to the Company

☐Pursuant to a Regulation T Program if the shares are publicly traded

☐By delivery of already-owned shares if the shares are publicly traded

☐	If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements:  Optionholder acknowledges receipt of, and understands and agrees to all of the terms and conditions set forth in, this Stock Option Grant Notice, the Agreement and the Plan.  Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award

[1]

If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonstatutory Stock Option.

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and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.

By accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

Roku, Inc. By: Signature Title: Date:	Optionholder: Signature Date:

Attachments:  Agreement, 2017 Equity Incentive Plan, Notice of Exercise and Early Exercise Stock Purchase Agreement

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Exhibit 10.24

Attachment I

Option Agreement

(Incentive Stock Option or Nonstatutory Stock Option)

Pursuant to your Stock Option Grant Notice (“Stock Option Grant Notice”) and this Option Agreement, including any special terms and conditions for your country set forth  in the appendix attached hereto as Exhibit A (the “Appendix” and, together with the Option Agreement, this “Agreement”), Roku, Inc. (the “Company”) has granted you an option under its 2017 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Stock Option Grant Notice at the exercise price indicated in your Stock Option Grant Notice.  The option is granted to you effective as of the date of grant set forth in the Stock Option Grant Notice (the “Date of Grant”).  If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control.  Capitalized terms not explicitly defined in this Agreement or in the Stock Option Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Stock Option Grant Notice and the Plan, are as follows:

1.Vesting.  Your option will vest as provided in your Stock Option Grant Notice.  Vesting will cease upon the termination of your Continuous Service, as described in Section 8 below.

2.Number of Shares and Exercise Price.  The number of shares of Common Stock subject to your option and your exercise price per share in your Stock Option Grant Notice will be adjusted for Capitalization Adjustments.

3.Exercise Restriction for Non-Exempt Employees.  If you are an Employee eligible for overtime compensation under the U.S. Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months.  Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4.Exercise prior to Vesting (“Early Exercise”).  If permitted in your Stock Option Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a)a partial exercise of your option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b)any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

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(c)you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d)if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

5.Incentive Stock Option Limitation.  If your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

6.Method of Payment.  You must pay the full amount of the exercise price for the shares you wish to exercise.  You may pay the exercise price in cash or by check, bank draft, wire transfer or money order payable to the Company or in any other manner permitted by your Stock Option Grant Notice, which may include one or more of the following:

(a)Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.  This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and whose Fair Market Value is equal to the aggregate exercise price on the date of exercise.  “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

7.Whole Shares.  You may exercise your option only for whole shares of Common Stock.

8.Compliance.  In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act.  The exercise of your option also must comply with all other applicable laws and regulations governing your option, including any U.S. and non-U.S. state, federal and local laws, and you may not exercise your option if the Company determines that such

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exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

9.Term.  You may not exercise your option before the Date of Grant or after the expiration of the option’s term.  The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a)immediately upon the termination of your Continuous Service for Cause;

(b)[Delete for 10 year options - three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability, or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three-month period your option is not exercisable solely because of the condition set forth in the section above relating to “Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;]

(c)[Delete for 10 year options - twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 9(d)) below;]

(d)[Delete for 10 year options - eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;]

(e)the Expiration Date indicated in your Stock Option Grant Notice; and

(f)the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the U.S. federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability.  The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

For purposes of your option, your Continuous Service will be considered terminated (regardless of the reason of termination, whether or not later found to be invalid or in breach of employment or other laws or rules in the jurisdiction where you are providing services or the terms of your employment or service agreement, if any) effective as of the date that you cease to actively provide services to the Company or any Affiliate and will not be extended by any notice period (e.g., employment or service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment or other laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any).  The Board shall have exclusive discretion to determine when you are no longer actively employed or providing services for purposes of

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the Plan (including whether you still may be considered to be providing services while on a leave of absence).

10.Exercise.

(a)You may exercise the vested portion of your option (and the unvested portion of your option if your Stock Option Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable Tax-Related Items (as defined in Section 12 below) to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

(b)By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any Tax-Related Items.

(c)If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(d)By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule~~s~~ or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period.  You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.  You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 10(d).  The underwriters of the Company’s stock are intended third party beneficiaries of this Section 10(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

11.Transferability.  Except as otherwise provided in this Section 11, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)Certain Trusts.  Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable U.S. state law, or comparable non-U.S. laws) while the option is held in the trust.  You and the trustee must enter into transfer and other agreements required by the Company.

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(b)Domestic Relations Orders.  Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2), or comparable non-U.S. law, that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.  If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c)Beneficiary Designation.  Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, your executor or administrator of your estate or your legal heirs will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

12.Responsibility for Taxes.

(a)You acknowledge that, regardless of any action the Company or, if different, your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. You further acknowledge that the Company and the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of your option, including, but not limited to, the grant, vesting or exercise of your option, the subsequent sale of shares of Common Stock acquired pursuant to such exercise and the issuance of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of your option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result.  You acknowledge and agree that you will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates for Tax-Related Items arising from your option.  In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.  Further, if you are subject to Tax-Related Items in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)Prior to the relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to all Tax-Related Items by: (i) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer, (ii) withholding from the proceeds of the sale of shares of Common Stock acquired at exercise of your option and sold either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); and/or (iii) if this option is a Nonstatutory Stock Option, withholding a number of shares of Common Stock that are otherwise deliverable to you upon exercise.

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(c)Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent.  If the obligation for Tax-Related Items is satisfied by withholding a number of shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock, notwithstanding that a number of the shares of Common Stock is held back solely for the purpose of paying the Tax-Related Items.

(d)You agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described.  You acknowledge and agree that the Company may refuse to honor the exercise and refuse to issue or deliver the shares of Common Stock, or the proceeds of the sale of the shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.

13.Nature of Grant.  In accepting your option, you acknowledge, understand and agree that:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;

(b)the grant of this option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options (whether on the same or different terms), or benefits in lieu of options, even if options have been granted in the past;

(c)all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;

(d)you are voluntarily participating in the Plan;

(e)this option and the shares of Common Stock subject to this option, and the income and value of same, are not intended to replace any pension rights or compensation;

(f)the future value of the shares of Common Stock underlying the option is unknown, indeterminable, and cannot be predicted with certainty;

(g)if the underlying shares of Common Stock do not increase in value, the option will have no value;

(h)if you exercise the option and acquire shares of Common Stock, the value of such shares of Common Stock may increase or decrease in value, even below the exercise price

(i)no claim or entitlement to compensation or damages shall arise from forfeiture of this option resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or rendering services or the terms of your employment or service agreement, if any), and in consideration of the grant of this option, you irrevocably agree not to institute any claim against the Company or any Affiliate,

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(j)unless otherwise provided in the Plan or by the Company in its discretion, the option and the benefits evidenced by this Agreement do not create any entitlement to have the option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Common Stock;

(k)unless otherwise agreed with the Company, this option and any shares of Common Stock acquired under the Plan, and the income and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate; and

(l)the following provisions apply only if you are employed or rendering services outside the United States:

(i)neither the Company, the Employer nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the option or of any amounts due to you pursuant to the exercise of the option or the subsequent sale of any shares of Common Stock acquired upon exercise;

(ii)this option and the shares of Common Stock subject to this option, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments.

14.No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding  your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock.  You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

15.Data Privacy. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other grant materials by and among, as applicable, Employer, the Company and any other Affiliate for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and  the Employer may hold certain personal information about you, including, but not limited to, your name, home address, email address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, vested, unvested or outstanding in your favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

You understand that Data will be transferred to E*TRADE Financial Corporate Services, Inc., or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan (the “Designated Broker”).  You understand that the recipients of Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than your country.  You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative.  You authorize the Company, the Designated Broker and any possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or

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other form, for the sole purposes of implementing, administering and managing your participation in the Plan.  You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan.  You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative.  Further, you understand that you are providing the consents herein on a purely voluntary basis.  If you do not consent, or if you later seek to revoke your consent, your employment status or service with the Company or any Affiliate will not be affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant options or other equity awards to you or administer or maintain such awards.  Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan.  For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

16.Right of Repurchase.  The Company will have the right to repurchase all of the shares of Common Stock you acquire pursuant to the exercise of your option upon termination of your Continuous Service for Cause.  Such repurchase will be at the exercise price you paid to acquire the shares and will be effected pursuant to such other terms and conditions, and at such time, as the Company will determine.

17.Option not a Service Contract.  Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Employer, or of the Employer to continue your employment.  In addition, nothing in your option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.  Finally, the grant of the option shall not be interpreted as forming an employment or service contract with the Company.

18.Notices.  Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.  The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means.  By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19.Governing Plan Document.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control.  In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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20.Other Documents.  You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.  In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

21.Voting Rights.  You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you.   Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company.  Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

22.Severability.  If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid.  Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

23.Language.  If you have received this Agreement, or any other document related to this option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.  You acknowledge that you are sufficiently proficient in English to understand the terms and conditions of this Agreement.

24.Insider Trading Restrictions/Market Abuse Laws.  You acknowledge  that you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and your country of residence, which may affect your ability to acquire or sell the shares of Common Stock or rights to the shares of Common Stock under the Plan during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in your country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  You acknowledge that it is your responsibility to comply with any applicable restrictions, and you are advised to speak to your personal advisor on this matter.

25.Foreign Asses/Account and Tax Reporting, Exchange Controls.  Your country may have certain foreign asset, account and/or tax reporting requirements and exchange controls which may affect your ability to acquire or hold shares of Common Stock under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of shares of Common Stock) in a brokerage or bank account outside your country.  You understand that you may be required to report such accounts, assets or transactions to the tax or other authorities in your country.  You also may be required to repatriate sale proceeds or other funds received as a result of participation in the Plan to your country through a designated bank or broker and/or within a certain time after receipt.  In addition, you may be subject to tax payment and/or reporting obligations in connection with any income realized under the Plan and/or from the sale of shares of Common Stock.  You acknowledge that you are responsible for complying with all such requirements, and that you should consult personal legal and tax advisors, as applicable, to ensure compliance.

26.Appendix.  Notwithstanding any provisions in this Option Agreement, your option shall be subject to the special terms and conditions for your country set forth in the Appendix attached hereto as Exhibit A.  Moreover, if you relocate to one of the countries included therein, the terms and conditions

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for such country will apply to you to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of this Option Agreement.

27.Imposition of Other Requirements.  The Company reserves the right to impose other requirements on your participation in the Plan, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

28.Governing Law/Venue. The interpretation, performance and enforcement of this Agreement will be governed by the law of the State of Delaware without regard to that state’s conflicts of laws rules.  For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, including its Exhibit, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts within Santa Clara County, State of California, and no other courts, where this grant is made and/or to be performed.

29.Miscellaneous.

(a)The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*	**

This Option Agreement will be deemed to be signed by you upon the signing by you or otherwise by your acceptance of the Grant Notice to which it is attached.

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Exhibit A

Appendix to Option Agreement

Special Terms and Conditions for Employees outside the United States

Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or in the Option Agreement.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the option granted to you under the Plan if you reside and/or work in one of the countries listed below.  If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you relocate to another country after the grant of the option, the Company shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to you.

Notifications

This Appendix may also include information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of August 2017.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time the you exercise your option or you sell shares of Common Stock acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of a particular result.  Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

Finally, if you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you relocate to another country after the grant of the option, the notifications contained herein may not be applicable to you in the same manner.

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China

Terms and Conditions

The following provisions apply to Participants who are subject to exchange control regulations in the People’s Republic of China (“China”), including the requirements imposed by the State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion:

Restriction on Exercise.  You will not be permitted to exercise your option and obtain any shares of Common Stock unless and until the necessary approvals for the Plan have been obtained from SAFE and remain in place, as determined by the Company in its sole discretion. Further, the Company is under no obligation to issue shares of Common Stock if the Company has not or does not obtain SAFE approval or if any such SAFE approval subsequently becomes invalid or ceases to be in effect by the time you exercise your option.

Method of Payment.  This provision supplements Sections 6 and 12 of the Option Agreement:

Notwithstanding anything to the contrary in the Option Agreement or the Plan, due to exchange control laws in China, you will be required to exercise you option using the cashless sell-all exercise method pursuant to which all shares subject to the exercised option will be sold immediately upon exercise and the proceeds of sale, less the exercise price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the you in accordance with any applicable exchange control laws and regulations.  The Company reserves the right to provide additional methods of exercise depending on the development of local law.

Exchange Control Requirements.  Due to exchange control requirements in China, you understand and agree that you will not be permitted to transfer any shares of Common Stock acquired under the Plan out of the account established for you with the Designated Broker and that you will be required to immediately repatriate to China any cash proceeds from the sale of the shares of Common Stock you acquire under the Plan as well as any cash dividends paid on such shares.  You further understand that such repatriation of cash proceeds will need to be effectuated through a special exchange control account established by the Company, the Employer or any other Affiliate in China, and you hereby consent and agree that any proceeds from the sale of shares of Common Stock or the receipt of any cash dividends may be transferred to such special account prior to being delivered to you.

The proceeds may be paid to you in U.S. dollars or local currency at the Company’s discretion.  In the event the proceeds are paid to you in U.S. dollars, you understand that you will be required to set up a U.S. dollar bank account in China and provide the bank account details to the Employer and/or the Company, so that the proceeds may be deposited into this account.  If the proceeds are paid to you in local currency, you agree to bear any currency fluctuation risk between the time the shares of Common Stock are sold or cash dividends are paid and the time the proceeds are distributed to you through any such special account.

You agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

Post-Termination Exercise Period. This provision modifies Section 9 of the Option Agreement:

Notwithstanding the post-termination exercise periods set forth in Section 9 of the Option Agreement, to comply with local exchange control requirements, you will be required to exercise the option within the lesser of (i) the period set forth in Section 9 of the Option Agreement, and (ii) three (3) months after

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termination of your Continuous Service, regardless of the reason for termination.  The Company reserves the right to allow for a longer exercise period depending on the development of local law.

Notifications

Exchange Control Information.  Chinese residents must report to SAFE all details of foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-Chinese residents, either directly or through financial institutions.

Denmark

Terms and Conditions

Danish Stock Option Act.  By accepting this option, you acknowledge that you received an Employer Statement, translated into Danish, which is being provided to comply with the Danish Stock Option Act.  To the extent more favorable and required to comply with the Danish Stock Option Act, the terms set forth in the Employer Statement will apply to your option.

Notifications

Securities/Tax Reporting Information.  If you establish a brokerage or bank account holding shares outside Denmark, you must report this safety-deposit account to the Danish Tax Administration.  For this purpose, you must file a Form V (Erklaering V) with the Danish Tax Administration.  The Form V must be signed by you and may be signed by the applicable broker or bank where the account is held.  By signing the Form V, the broker or bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the shares in the account.  By signing the Form V, you authorize the Danish Tax Administration to examine the account.  In the likely event that the Form V is not also signed by the broker or bank either because of refusal on the part of the broker and/or bank or due to the laws of the country in question, you are solely responsible for providing certain details regarding the foreign brokerage or bank account and shares deposited therein to the Danish Tax Administration as part of your annual income tax return.

In addition, if you open a brokerage account (or a deposit account with a U.S. bank) outside of Denmark, the brokerage account (or bank account) will be treated as a deposit account because cash can be held in the account.  In such case, you must also file a Form K (Erklaering K) with the Danish Tax Administration.  The Form K must be signed both by you and by the applicable broker or bank where the account is held, unless an exemption from the broker/bank signature requirement is granted by the Danish Tax Administration.  It is possible to seek the exemption on the Form K, which you should do at the time you submit the Form K.  By signing the Form K, you (and the broker/bank, to the extent the exemption is not granted) undertake an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account.  By signing the Form K, you authorize the Danish Tax Administration to examine the account.  In the likely event that the Form K is not also signed by the broker or bank either because of refusal on the part of the broker and/or bank or due to the laws of the country in question, you are solely responsible for providing certain details regarding the foreign brokerage or bank account and cash deposited therein to the Danish Tax Administration as part of your annual income tax return.

Foreign Asset/Account Reporting Information.  If you establish an account holding shares or cash outside of Denmark, you must report the account to the Danish Tax Administration.  The form which should be used to make the report can be obtained from a local bank.  These obligations are separate from and in addition to the obligations described above.

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SPECIAL NOTICE FOR EMPLOYEES IN DENMARK

EMPLOYER STATEMENT

Pursuant to Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”), you are entitled to receive the following information regarding the options granted to you by Roku, Inc. (the “Company”) under the Roku, Inc. 2017 Equity Incentive Plan (the “Plan”) in a written statement.

This statement contains information applicable to your participation in the Plan, as required under the Stock Option Act, while the other terms and conditions of your options are described in detail in the Plan and the Option Agreement (the “Agreement”), both of which have been made available to you.  Capitalized terms used but not defined herein shall have the same meanings given to them in the Plan or the Agreement, as applicable.

Section 1 of the Stock Option Act provides that the Stock Option Act only applies to employees. Employees are defined in section 2 of the Stock Option Act as persons who receive remuneration for their personal services in an employment relationship. Persons, including managers, who are not regarded as employees under the Stock Option Act, will not be subject to the Stock Option Act.  If you are not an employee within the meaning of the Stock Option Act, the Company therefore has no obligation to issue an employer information statement to you and you will not be able to rely on this statement for legal purposes, since only the terms and conditions set out in the Plan apply.

1.Date of grant

The date of grant of your options is the date that the Board or Committee approved a grant for you and determined it would be effective, which is set forth in the Agreement.

2.	Terms or conditions for option grant

The grant of options under the Plan is made at the sole discretion of the Company.  Employees, Directors and Consultants of the Company and its Affiliates, are eligible to receive grants under the Plan.  The Board has broad discretion to determine who will receive options and to set the terms and conditions of the options.  The Company may decide, in its sole discretion, not to make any grants of options to you in the future.  Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future grants of options.

3.	Exercise date or period

The options will vest and become exercisable over a period of time (as set forth in the Agreement), subject to your Continuous Service through the applicable vesting date and other conditions set forth in the Plan and Agreement, and subject to Section 5 of this statement.

4.	Exercise Price

During the exercise period, the options can be exercised to purchase shares of common stock of the Company at a price per share not less than the fair market value of the stock on the date the option is granted, as determined in accordance with the Plan.

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5.	Your rights upon termination of employment

The treatment of your options upon termination of employment will be determined under Sections 4 and 5 of the Stock Option Act unless the terms contained in the Plan and the Agreement are more favorable to you than Sections 4 and 5 of the Stock Option Act.  If the terms contained in the Plan and the Agreement are more favorable to you, then such terms will govern the treatment of your option upon termination of employment.

6.	Financial aspects of participating in the Plan

The grant of stock options has no immediate financial consequences for you.  The value of the options is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary.

Shares of stock are financial instruments and investing in stock will always have financial risk. The future value of Company shares is unknown and cannot be predicted with certainty.

Roku, Inc.

150 Winchester Circle

Los Gatos, CA 95032

U.S.A.

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SÆRLIG MEDDELELSE TIL MEDARBEJDERE I DANMARK

ARBEJDSGIVERERKLÆRING

I henhold til § 3, stk. 1, i lov om brug af køberet eller tegningsret mv. i ansættelsesforhold ("Aktieoptionsloven") er du berettiget til i en skriftlig erklæring at modtage følgende oplysninger om de aktieoptioner, som du tildeles af Roku, Inc. (”Selskabet”) i henhold til Roku, Inc.'s 2017 Equity Incentive Plan (”Planen”).

Denne erklæring indeholder, i henhold til Aktieoptionsloven, de oplysninger, der er gældende for din deltagelse i Planen, mens de øvrige kriterier og betingelser for dine aktieoptioner er beskrevet nærmere i Planen og i Option Agreement ("Aftalen"), som begge er stillet til rådighed for dig.  Begreber, der står med stort begyndelsesbogstav i denne arbejdsgivererklæring, men som ikke er defineret heri, har den betydning, der er defineret i Planen, hhv. Aftalen.

I henhold til Aktieoptionslovens § 1 finder loven kun anvendelse for lønmodtagere. Lønmodtagere er defineret i Aktieoptionslovens § 2 som personer, der modtager vederlag for personligt arbejde i tjenesteforhold.

Personer, herunder direktører, som ikke anses for at være lønmodtagere i Aktieoptionslovens forstand, er ikke omfattet af Aktieoptionsloven. Hvis du ikke er lønmodtager i Aktieoptionslovens forstand, er Selskabet derfor ikke forpligtet til at udstede en arbejdsgivererklæring til dig, og du vil ikke i juridisk henseende kunne henholde dig til denne arbejdsgivererklæring, da alene Planens vilkår er gældende.

1.Tildelingstidspunkt

Tidspunktet for tildelingen af dine aktieoptioner er den dag, hvor Bestyrelsen eller Komitéen godkendte din tildeling og besluttede, at den skulle træde i kraft. Tidspunktet fremgår af Aftalen.

2.	Vilkår og betingelser for optionstildelingen

Aktieoptioner, der er omfattet af Planen, tildeles udelukkende efter Selskabets skøn. Tildeling kan i henhold til Planen ske til Medarbejdere, Bestyrelsesmedlemmer og Konsulenter i Selskabet og dets Tilknyttede Selskaber. Bestyrelsen har vide beføjelser til at bestemme, hvem der skal modtage optioner og til at fastsætte betingelserne herfor. Selskabet kan frit vælge fremover ikke at tildele dig aktieoptioner. I henhold til bestemmelserne i Planen og Aftalen har du ikke hverken ret til eller krav på fremover at få tildelt aktieoptioner.

3.	Udnyttelsestidspunkt eller -periode

Aktieoptionerne modnes over en periode (som anført i Aftalen), forudsat at du på det relevante modningstidspunkt opfylder betingelsen om Fortsat Ansættelse og de øvrige betingelser i Planen og i Aftalen, og med forbehold for pkt. 5 i denne erklæring.

4.	Udnyttelseskurs

I udnyttelsesperioden kan aktieoptionerne udnyttes til at købe ordinære aktier i Selskabet til en kurs, som ikke kan være lavere end markedskursen for de ordinære aktier på tildelingstidspunktet, som opgjort i overensstemmelse med Planen.

5.	Din retsstilling i forbindelse med fratræden

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Dine aktieoptioner vil i tilfælde af din fratræden blive behandlet i overensstemmelse med Aktieoptionslovens §§ 4 og 5, medmindre bestemmelserne i Planen og Aftalen er mere fordelagtige for dig end Aktieoptionslovens §§ 4 og 5. Hvis bestemmelserne i Planen og Aftalen er mere fordelagtige for dig, vil det være disse bestemmelser, der er gældende for, hvordan din aktieoption behandles i forbindelse med din fratræden.

6.	Økonomiske aspekter ved deltagelse i Planen

Tildelingen af aktieoptioner har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af aktieoptionerne indgår ikke i beregningen af feriepenge, pensionsbidrag eller øvrige lovbestemte, vederlagsafhængige ydelser.

Aktier er finansielle instrumenter, og investering i aktier vil altid være forbundet med en økonomisk risiko. Den fremtidige værdi af Selskabets aktier kendes ikke og kan ikke forudsiges med sikkerhed.

Roku, Inc.

150 Winchester Circle

Los Gatos, CA 95032

U.S.A.

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Germany

Notifications

Exchange Control Information.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank).  In case of payments in connection with securities (including proceeds realized upon the sale of shares of Common Stock or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received.  The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de), in both German and English.  You are responsible for making this report.

Netherlands

There are no country-specific terms.

United Kingdom

Terms and Conditions

Responsibility for Taxes.  The following supplements Section 12 of the Option Agreement:

Without limitation to Section 12 of the Option Agreement, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or the Employer or by Her Majesty’s Revenue & Customs (“HRMC”) (or any other tax authority or any other relevant authority).  You also hereby agree to indemnify and keep indemnified the Company and the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC on your behalf (or any other tax authority or any other relevant authority).

Notwithstanding the foregoing, if you are an executive officer or director (within the meaning of Section 13(k) of the Exchange Act), you acknowledge that you may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by you, as it may be considered a loan.  In this case, the amount of any income tax not collected within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Item(s) occurs may constitute a benefit to you on which additional income tax and national insurance contributions may be payable.  You acknowledge that you will be responsible for reporting and paying any income tax due on this additional benefit directly to the HMRC under the self-assessment regime and for paying the Company or the Employer, as applicable, for the value of any national insurance contributions due on this additional benefit, which may also be recovered from you at any time by any of the means referred to in Section 12 of the Option Agreement.

Joint Election.  As a condition of participation in the Plan, you agree to accept any liability for secondary Class 1 National Insurance contributions that may be payable by the Company or the Employer (or any successor to the Company or the Employer) in connection with the option and any event giving rise to Tax-Related Items (the “Employer NICs”).  The Employer NICs may be collected by the Company or the Employer using any of the methods described in the Plan or in Section 12 of the Option Agreement.

Without prejudice to the foregoing, you agree to execute a joint election with the Company and/or the Employer (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required by the Company or the Employer in respect of the Employer NICs

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liability.  You further agree to execute such other elections as may be required by any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of your Joint Election.

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Exhibit 10.24

attachment II

2017 Equity Incentive Plan

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Exhibit 10.24

Attachment III

NOTICE OF EXERCISE

Roku, Inc.

150 Winchester Circle

Los Gatos, CA 95032

Date of Exercise: _______________

This constitutes notice to Roku, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the exercise price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐
Stock option dated:	_______________	_______________
Number of Shares as to which option is exercised:	_______________	_______________
Certificates to be issued in name of:	_______________	_______________
Total exercise price:	$______________	$______________
Cash payment delivered herewith:	$______________	$______________
Regulation T Program (cashless exercise1):	$______________	$______________
Value of ________ Shares delivered herewith[2]:	$______________	$______________]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Roku, Inc. 2017 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

[1]	Shares must meet the public trading requirements set forth in the option agreement.
[2]

Shares must meet the public trading requirements set forth in the option.  Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

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I hereby make the following certifications and representations with respect to the number of Shares listed above, which are being acquired by me for my own account upon exercise of the option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act.  I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the option will have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further acknowledge and agree that, except for such information as required to be delivered to me by the Company pursuant to the option or the Plan (if any), I will have no right to receive any information from the Company by virtue of the grant of the option or the purchase of shares of Common Stock through exercise of the option, ownership of such shares of Common Stock, or as a result of my being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, I hereby waive all inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company or the Company’s capital stock (the “Inspection Rights”).  I hereby covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”).  I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop‑transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

2.

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Signature

Print Name

Address of Record:

_______________________________________

_______________________________________

3.

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Exhibit 10.24

Attachment IV

Early Exercise Stock Purchase Agreement

This Agreement is made by and between Roku, Inc., a Delaware corporation (the “Company”), and _______________ (“Purchaser”).

Witnesseth:

Whereas, Purchaser holds a stock option dated _______________ to purchase shares of Class A Common Stock (“Common Stock”) of the Company (the “Option”) pursuant to the Company’s 2017 Equity Incentive Plan (the “Plan”); and

Whereas, the Option consists of a Stock Option Grant Notice and an Option Agreement; and

Whereas, Purchaser desires to exercise the Option on the terms and conditions contained herein; and

Whereas, Purchaser wishes to take advantage of the early exercise provision of Purchaser’s Option and therefore to enter into this Agreement;

Now, therefore, it is agreed between the parties as follows:

1.Incorporation of Plan and Option by Reference.  This Agreement is subject to all of the terms and conditions as set forth in the Plan and the Option.  If there is a conflict between the terms of this Agreement and/or the Option and the terms of the Plan, the terms of the Plan shall control.  If there is a conflict between the terms of this Agreement and the terms of the Option, the terms of the Option shall control.  Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.  Defined terms not explicitly defined in this Agreement or the Plan but defined in the Option shall have the same definitions as in the Option.

2.Purchase and Sale of Common Stock.

(a)Agreement to purchase and sell Common Stock.  Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of      (   ) shares of Common Stock at $     per share, for an aggregate purchase price of $     , payable as follows:

Cash, check, bank draft or money order payable to the Company $__________

Value of ______ shares of Common Stock$__________

Total Exercise Price$__________.

(b)Closing. The closing hereunder, including payment for and delivery of the Common Stock, shall occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree; provided, however, that if stockholder approval of the Plan is required before the Option may be exercised, then the Option may not be exercised, and the closing shall be delayed, until such stockholder approval is obtained.  If such stockholder approval is not obtained within the time limit specified in the Plan, then this Agreement shall be null and void.

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3.Unvested Share Repurchase Option.

(a)Repurchase Option.  In the event Purchaser’s Continuous Service terminates, then the Company shall have an irrevocable option (the “Repurchase Option”) for a period of ninety (90) days after said termination (or in the case of shares issued upon exercise of the Option after such date of termination, within ninety (90) days after the date of the exercise), or such longer period as may be agreed to by the Company and Purchaser, to repurchase from Purchaser or Purchaser’s personal representative, as the case may be, those shares that Purchaser received pursuant to the exercise of the Option that have not as yet vested as of such termination date in accordance with the Vesting Schedule indicated on Purchaser’s Stock Option Grant Notice (the “Unvested Shares”).

(b)Share Repurchase Price.   The Company may repurchase all or any of the Unvested Shares at the lower of (i) the Fair Market Value of the such shares (as determined under the Plan) on the date of repurchase, or (ii) the price equal to Purchaser’s Exercise Price for such shares as indicated on Purchaser’s Stock Option Grant Notice.

4.Exercise of Repurchase Option.  The Repurchase Option shall be exercised by written notice signed by such person as designated by the Company, and delivered or mailed as provided herein.  Such notice shall identify the number of shares of Common Stock to be purchased and shall notify Purchaser of the time, place and date for settlement of such purchase, which shall be scheduled by the Company within the term of the Repurchase Option set forth above.  The Company shall be entitled to pay for any shares of Common Stock purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Purchaser (including without limitation any Promissory Note given in payment for the Common Stock), or by a combination of both.  Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Common Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Common Stock being repurchased by the Company, without further action by Purchaser.

5.Capitalization Adjustments to Common Stock.  In the event of a Capitalization Adjustment, then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of Common Stock shall be immediately subject to the Repurchase Option and be included in the word “Common Stock” for all purposes of the Repurchase Option with the same force and effect as the shares of the Common Stock presently subject to the Repurchase Option, but only to the extent the Common Stock is, at the time, covered by such Repurchase Option.  While the total Option Price shall remain the same after each such event, the Option Price per share of Common Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

6.Corporate Transactions.  In the event of a Corporate Transaction, then the Repurchase Option may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction.  To the extent the Repurchase Option remains in effect following such Corporate Transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the Corporate Transaction, but only to the extent the Common Stock was at the time covered by such right.  Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Option to reflect the Corporate Transaction upon the Company’s capital structure; provided, however, that the aggregate price payable upon exercise of the Repurchase Option shall remain the same.

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7.Escrow of Unvested Common Stock.  As security for Purchaser’s faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser’s Common Stock upon exercise of the Repurchase Option herein provided for, Purchaser agrees, at the closing hereunder, to deliver to and deposit with __________________ (“Escrow Agent”), as Escrow Agent in this transaction, three (3) stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit A, together with a certificate or certificates evidencing all of the Common Stock subject to the Repurchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit B, attached hereto and incorporated by this reference, which instructions also shall be delivered to the Escrow Agent at the closing hereunder.

8.Rights of Purchaser. Subject to the provisions of the Option, Purchaser shall exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow.  Purchaser shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company’s Repurchase Option.

9.Limitations on Transfer.  In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock while the Common Stock is subject to the Repurchase Option.  After any Common Stock has been released from the Repurchase Option, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws.  Furthermore, the Common Stock shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in Purchaser’s Stock Option Agreement.

10.Restrictive Legends.  All certificates representing the Common Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a)“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY.  ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”

(b)“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(c)“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE BYLAWS OF THE COMPANY AND IN AN AGREEMENT WITH THE COMPANY.”

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(d)“THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO THE EXERCISE OF AN INCENTIVE STOCK OPTION OR A NONSTATUTORY STOCK OPTION.

(e)“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER RESTRICTION, AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

(f)Any legend required by appropriate blue sky officials.

11.Investment Representations.  In connection with the purchase of the Common Stock, Purchaser represents to the Company the following:

(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock.  Purchaser is acquiring the Common Stock for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b)Purchaser understands that the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c)Purchaser further acknowledges and understands that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available.  Purchaser further acknowledges and understands that the Company is under no obligation to register the Common Stock.  Purchaser understands that the certificate evidencing the Common Stock will be imprinted with a legend that prohibits the transfer of the Common Stock unless the Common Stock is registered or such registration is not required in the opinion of counsel for the Company.

(d)Purchaser is familiar with the provisions of Rules 144 and 701, under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be sold by Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the market stand-off provision described in Purchaser’s Stock Option Agreement and Section 12 below.

(e)In the event that the sale of the Common Stock does not qualify under Rule 701 at the time of purchase, then the Common Stock may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company, and (ii) the resale occurring following the required holding period under Rule 144 after Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f)Purchaser further understands that at the time Purchaser wishes to sell the Common Stock there may be no public market upon which to make such a sale, and that, even if such a

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public market then exists, the Company may not be satisfying the current public current information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the Common Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

(g)Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the purchase of the Common Stock by virtue of the business or financial expertise of Purchaser or of professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly. Purchaser further warrants and represents that Purchaser’s purchase the Common Stock was not accomplished by the publication of any advertisement.

12.Lock-Up Period. By exercising the Option, Purchaser agrees not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by Purchaser, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with FINRA Rule 2241 and similar rules or regulations (the “Lock-Up Period”); provided, however, that nothing shall prevent the exercise of the Repurchase Option during the Lock-Up Period.  Purchaser further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

13.Section 83(b) Election.   Purchaser understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount paid for the Common Stock and the fair market value of the Common Stock as of the date any restrictions on the Common Stock lapse.  In this context, “restriction” includes the right of the Company to buy back the Common Stock pursuant to the Repurchase Option set forth above.  Purchaser understands that Purchaser may elect to be taxed at the time the Common Stock is purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within thirty (30) days of the date of purchase.  Even if the fair market value of the Common Stock at the time of the execution of this Agreement equals the amount paid for the Common Stock, the 83(b) Election must be made to avoid income under Section 83(a) in the future.  Purchaser understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Purchaser.  Purchaser further understands that Purchaser must file an additional copy of such 83(b) Election with his or her federal income tax return for the calendar year in which the date of this Agreement falls.  Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Common Stock hereunder, and does not purport to be complete.  Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death.  PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’s RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B) of the Code. The Company and its legal counsel WILL NOT assume responsibility for failure to file the 83(b) Election in a timely manner under any circumstances. PURCHASER

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ASSUMES ALL RESPONSIBILITY FOR PAYING ALL TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE RESTRICTIONS ON THE COMMON STOCK. Forms of 83(b) Election are attached hereto as Exhibit C for reference.

14.Refusal to Transfer.  The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

15.No Employment Rights.  This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company or its Affiliates to terminate Purchaser’s employment for any reason at any time, with or without cause and with or without notice.

16.Miscellaneous.

(a)Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

(b)Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns. The Company may assign the Repurchase Option hereunder at any time or from time to time, in whole or in part.

(c)Attorneys’ Fees; Specific Performance.  Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees. It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment for the shares repurchased, pursuant to the terms of this Agreement, shall be entitled to receive the Common Stock, in specie, in order to have such Common Stock available for future issuance without dilution of the holdings of other stockholders.  Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Company for the Common Stock and that the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Common Stock.

(d)Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)Further Execution.  The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take

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whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)Independent Counsel.  Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley llp, counsel to the Company and that Cooley llp does not represent, and is not acting on behalf of, Purchaser.  Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.

(g)Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.  This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h)Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  This Agreement may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

The parties hereto have executed this Agreement as of _______________.

Roku, Inc.

By

Name

Title

Purchaser

Signature

Name (Please print)

Attachments:

Exhibit AAssignment Separate from Certificate

Exhibit BJoint Escrow Instructions

Exhibit CForms of Section 83(b) Election

7.

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Exhibit 10.24

Exhibit A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

For Value Received, _______________________ hereby sells, assigns and transfers unto Roku, Inc., a Delaware corporation (the “Company”), pursuant to the Repurchase Option under that certain Early Exercise Stock Purchase Agreement, dated _______________ by and between the undersigned and the Company (the “Agreement”), _______________ (_______________) shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company’s Secretary attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises.  This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Repurchase Option under the Agreement.

Dated: _______________

(Signature)

(Print Name)

(Instruction:  Please do not fill in any blanks other than the “Signature” line and the “Print Name” line.)

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Exhibit 10.24

Exhibit B

JOINT ESCROW INSTRUCTIONS

Secretary

__________________

__________________

__________________

Dear Sir or Madam:

As Escrow Agent for both Roku, Inc., a Delaware corporation (“Company”), and the undersigned purchaser of Common Stock of the Company (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement (“Agreement”), dated _______________ to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

17.In the event the Company or an assignee shall elect to exercise the Repurchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of Common Stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

18.At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of Common Stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of Common Stock being purchased pursuant to the exercise of the Repurchase Option.

19.Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of Common Stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as the Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

20.This escrow shall terminate and the shares of stock held hereunder shall be released in full upon the expiration or exercise in full of the Repurchase Option, whichever occurs first.

21.If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

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22.Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

23.You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

24.You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

25.You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

26.You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

27.Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to the Company party.  In the event of any such termination, the Secretary of the Corporation shall automatically become the successor Escrow Agent unless the Company shall appoint another successor Escrow Agent, and Purchaser hereby confirms the appointment of such successor as Purchaser’s attorney-in-fact and agent to the full extent of your appointment.

28.If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

29.It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

30.Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto:

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Company:Roku, Inc.

150 Winchester Circle

Los Gatos, CA 95032

Attn: Chief Financial Officer

Purchaser:

Escrow Agent:

31.By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

32.You shall be entitled to employ such legal counsel and other experts (including without limitation the firm of Cooley llp) as you may deem necessary properly to advise you in connection with your obligations hereunder.  You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.  The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

33.This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  It is understood and agreed that references to “you” or “your” herein refer to the original Escrow Agent and to any and all successor Escrow Agents.  It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

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34.This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of Delaware.

Very truly yours,

Roku, Inc.

By

Name:____________________________________

Title

Purchaser:

Signature

__________________________________________

Name (Please Print)

Escrow Agent:

4.

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Exhibit C

Section 83(b) Election

(for Stock Acquired under Nonstatutory Stock Option)

[•], 20__

Department of the Treasury

Internal Revenue Service

[City, State Zip]1

Re:	Election Under Section 83(b)

Ladies and Gentlemen:

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares. The following information is supplied in accordance with Treasury Regulation § 1.83-2:

1.	The name, social security number, address of the undersigned, and the taxable year for which this election is being made are:

Name: ____________

Social Security Number: ____________

Address:   ____________

____________

Taxable year: Calendar year 20__.
2.	The property that is the subject of this election: [#] shares of common stock of Roku, Inc., a Delaware corporation (the “Company”).

3.The property was transferred on: [•], 20__.

4.	The property is subject to the following restrictions:

The shares are subject to repurchase at less than their fair market value if the undersigned does not continue to provide services for the Company for a designated period of time. The right of repurchase lapses over a specified vesting period..

5.

The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Treasury Regulation § 1.83-3(h)): $[•] per share x [#] shares = $[•].

6.	For the property transferred, the undersigned paid: $[•] per share x [#] shares = $[•].
7.	The amount to include in gross income is: $[•].[2]

[1]

Per Treasury Regulation § 1.83-2(c), the Section 83(b) election must be filed with the IRS office where the person otherwise files his or her tax return.  See http://www.irs.gov/uac/Where-to-File-Addresses-for--Taxpayers-and--Tax-Professionals-Filing-Form-1040. Use the address in the row which includes the state in which the service provider lives and in the column entitled “And you ARE NOT enclosing a payment”.

[2]	This should equal the amount in Item 5 minus the amount in Item 6, and in many cases will be $0.00.

5.

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The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed and the transferee of the property, if any. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Very truly yours,

___________________________[Name]

6.

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Section 83(b) Election

(for Stock Acquired under Incentive Stock Option)

[•], 20__

Department of the Treasury

Internal Revenue Service

[City, State Zip]1

Re:	Election Under Section 83(b)

Ladies and Gentlemen:

The undersigned taxpayer hereby elects, pursuant to the provisions of Sections 55-56 and 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in alternative minimum taxable income for the undersigned’s current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property. The undersigned also elects pursuant to Section 83(b) of the Code to include in gross income for the taxable year in which the undersigned disposes of some or all of the property described below in a transaction which fails to satisfy the requirements of Section 422(a)(1) of the Code (a “disqualifying disposition”), as compensation for services, the lesser of (i) the excess, if any, of the fair market value of the disposed property at the time of transfer to the undersigned over the amount paid for such property; or (ii) the excess, if any of the amount realized by the undersigned in the disqualifying disposition over the amount paid for such property at the time of its transfer to the undersigned.

The following information is supplied in accordance with Treasury Regulation § 1.83-2:

1.	The name, social security number, address of the undersigned, and the taxable year for which this election is being made are:

Name: ____________

Social Security Number: ____________

Address:   ____________

____________

Taxable year: Calendar year 20__.
2.	The property that is the subject of this election: [#] shares of common stock of Roku, Inc, a Delaware corporation (the “Company”).

3.The property was transferred on: [•], 20__.

4.The property is subject to the following restrictions:

[1]

Per Treasury Regulation § 1.83-2(c), the Section 83(b) election must be filed with the IRS office where the person otherwise files his or her tax return.  See http://www.irs.gov/uac/Where-to-File-Addresses-for--Taxpayers-and--Tax-Professionals-Filing-Form-1040. Use the address in the row which includes the state in which the service provider lives and in the column entitled “And you ARE NOT enclosing a payment”.

Exhibit 10.24

The shares are subject to repurchase at less than their fair market value if the undersigned does not continue to provide services for the Company for a designated period of time. The risk of repurchase lapses over a specified vesting period.

5.

The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Treasury Regulation § 1.83-3(h)): $[•] per share x [#] shares = $[•].

6.	For the property transferred, the undersigned paid: $[•] per share x [#] shares = $[•].
7.	The amount to include in gross income is: $[•].[1]

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed and the transferee of the property, if any. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Very truly yours,

[Name]

[1]	This should equal the amount in Item 5 minus the amount in Item 6, and in many cases will be $0.00.

2.

Exhibit 10.24

Instructions for Filing Section 83(b) Election

Attached is a form of election under Section 83(b) of the Internal Revenue Code and an accompanying IRS cover letter. Please fill in your social security number and sign the election and cover letter, then proceed as follows:

(a)	Make four copies of the completed election form and one copy of the IRS cover letter.
(b)

Send the original election form and cover letter, the copy of the cover letter, and a self-addressed stamped return envelope to the Internal Revenue Service Center where you would otherwise file your tax return. Even if an address for an Internal Revenue Service Center is already included in the forms below, it is your obligation to verify such address. This can be done by searching for the term “where to file” on www.irs.gov or by calling 1 (800) 829-1040. Sending the election via certified mail, requesting a return receipt, is also recommended.

(c)Deliver one copy of the completed election form to ROKU, Inc.

(d)

Attach one copy of the completed election form to your state personal income tax return when you file it for the year of exercise (assuming you file a state income tax return), if required by state law.

(f)Retain one copy of the completed election form for your personal permanent records.

Note: An additional copy of the completed election form must be delivered to the transferee (recipient) of the property if the service provider and the transferee are not the same person.

Please note that the election must be filed with the IRS within 30 days of the date of your stock option early exercise. Failure to file within that time will render the election void and you may recognize ordinary taxable income as your vesting restrictions lapse. Roku, Inc. and its counsel cannot assume responsibility for failure to file the election in a timely manner under any circumstances.

3.

Exhibit 10.24

[•], 20__

RETURN SERVICE REQUESTED

Department of the Treasury

Internal Revenue Service

[City, State Zip]

Re:	Election Under Section 83(b) of the Internal Revenue Code

Dear Sir or Madam:

Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986, as amended, filed with respect to an interest in Roku, Inc.

Also enclosed is a copy of this letter and a stamped, self-addressed envelope. Please acknowledge receipt of these materials by marking the copy when received and returning it to the undersigned.

Thank you very much for your assistance.

Very truly yours,

_________________________

[Name]

Enclosures

4.